UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2008

Dell Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-17017 (Commission File Number)	74-2487834 (IRS Employer Identification No.)
One Dell Way, Round Rock, Texas 78682
(Address of principal executive offices)     (zip code)
Registrant’s telephone number, including area code: (512) 338-4400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events.
Dell is filing this Current Report on Form 8-K to revise historical operating segment information contained in the financial statements and elsewhere in its Annual Report on Form 10-K for the year ended February 1, 2008 (“Fiscal 2008 Form 10-K”), to correspond with it’s current reportable operating segments. As previously disclosed, effective the first quarter of Fiscal 2009, Dell combined the consumer business of Europe, Middle East, and Africa (“EMEA”), Asia Pacific-Japan (“APJ”), and Americas International (formerly reported through Americas Business) with its U.S. consumer business and re-aligned its management and financial reporting structure. As a result, in its Quarterly Report on Form 10-Q for the period ended May 2, 2008, Dell’s reported operating segments consisted of the following four segments: Americas Commercial, EMEA Commercial, APJ Commercial, and Global Consumer. Dell’s commercial business includes sales to corporate, government, healthcare, education, small and medium business customers, and value-added resellers and is managed through the Americas Commercial, EMEA Commercial, and APJ Commercial segments. The Americas Commercial segment, which is based in Round Rock, Texas, encompasses the U.S., Canada, and Latin America. The EMEA Commercial segment, based in Bracknell, England, covers Europe, the Middle East, and Africa. The APJ Commercial segment, based in Singapore, encompasses the Asian countries of the Pacific Rim as well as Australia, New Zealand, and India. The Global Consumer segment, which is based in Round Rock, Texas, includes global sales and product development for individual consumers and retailers around the world.
Prior to the re-alignment, Dell managed its business in three geographic regions: the Americas, EMEA, and APJ. The Americas region covered the U.S., Canada, and Latin America. Within the Americas, Dell’s business was further segmented into Business and U.S. Consumer. The Americas Business segment included sales to corporate, government, healthcare, and education customers, while the U.S. Consumer segment included sales primarily to individual consumers and selected retailers within the U.S. The EMEA region encompassed all sales in Europe, the Middle East, and Africa; and the APJ region covered all sales to the Asian countries of the Pacific Rim as well as Australia, New Zealand, and India.
Exhibit 99.1 hereto and incorporated by reference herein contains Items from the Fiscal 2008 Form 10-K, updated to reflect revised operating segment information. Dell’s Quarterly Report on Form 10-Q for the period ended May 2, 2008, reflects Dell’s currently reportable operating segments.
The updates to the Fiscal 2008 Form 10-K information relate solely to the presentation of operating segment-specific information as described above and do not affect Dell’s previously reported consolidated financial condition, results of operations, or cash flows. All other information in the Fiscal 2008 Form 10-K remains unchanged and has not been otherwise updated for events or developments that occurred subsequent to the filing of the Fiscal 2008 Form 10-K with the Securities and Exchange Commission. For material developments since the filing of the Fiscal 2008 Form 10-K, refer to Dell’s Quarterly Report on Form 10-Q for the period ended May 2, 2008.
Item 9.01 — Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 23.1 —	Consent of Independent Registered Public Accounting Firm.

Exhibit 99.1 —	Items from Annual Report on Form 10-K for the year ended February 1, 2008, updated to reflect revised operating segment information: “Part I — Item 1 — Business;” “Part II — Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations;” “Part II — Item 8 — Financial Statements and Supplementary Data.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELL INC.
Date: June 5, 2008	/s/ THOMAS W. SWEET
Thomas W. Sweet
Vice President, Corporate Finance and Chief Accounting Officer (On behalf of the registrant and as principal accounting officer)

EXHIBIT INDEX

Exhibit
No.	Description of Exhibit
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Items from Annual Report on Form 10-K for the year ended February 1, 2008, updated to reflect revised operating segment information: “Part I — Item 1 — Business;” “Part II — Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations;” “Part II — Item 8 — Financial Statements and Supplementary Data.”

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